SETTLEMENT AGREEMENT AND RELEASE

     Barbara D'Ambrogio and David D'Ambrogio (together, the "Plaintiffs") on the one hand, and Video Services Corporation, formerly known as International Post Limited ("VSC"), and CABANA corp., a wholly owned subsidiary of VSC("Cabana" and, together with VSC, the "Defendants") on the other hand, hereby knowingly and voluntarily agree to enter into this Settlement Agreement and Release ("Agreement"), dated as of December 9, 1999, in order to resolve all outstanding issues, including the Action (as defined below), and set forth all obligations between the parties.

                              W I T N E S S E T H :

     WHEREAS, each of the Plaintiffs had been employed by Cabana pursuant to the terms of an employment agreement with Cabana, dated May 4, 1995 (the "Employment Agreements");

     WHEREAS, Cabana terminated each of the Plaintiffs' employment on August 14, 1997;

     WHEREAS, the Plaintiffs commenced an action in the United States District Court, Southern District of New York, on May 14, 1999, index no. 99 Civ. 3570, against the Defendants (the "Action");

     WHEREAS, the parties to this Agreement met on December 9, 1999 and reached an agreement to settle the Action, and, pursuant to this Agreement, hereby formalize such agreement to settle the Action;

     WHEREAS, the parties to this Agreement wish to settle all outstanding issues between them and dismiss the Action with prejudice pursuant to this Agreement;

     WHEREAS, except as provided herein, this Agreement shall replace and supersede the Employment Agreements and any other employment agreements the Plaintiffs may have had with Cabana and its parents or affiliates, and such prior agreements shall have no further force or effect; and

     WHEREAS, except as provided herein, this Agreement shall replace and supersede the obligations set forth in the $2,540,000 ET Partnership 4% Convertible Subordinated Note due May 4, 2003 (the "Note"), as well as all other payment obligations that the Defendants may have to the Plaintiffs, ET Partnership, and/or entities wholly owned or controlled by the Plaintiffs and/or ET Partnership, and such prior obligations shall have no further force or effect.

                                 NOW THEREFORE,

     1. Cancellation of the Note. Upon execution of this Agreement, the Plaintiffs shall cause the Note to be marked "CANCELLED" and returned to VSC, and the Note shall be of no further force or effect.

     2. Payment Obligations of VSC. VSC shall make periodic payments to ET Partnership, by check or wire transfer (in a manner directed by the Plaintiffs), according to the following schedule: (a) $200,000 upon execution of this Agreement; (b) $32,000 on the 15th of each consecutive month for forty (40) months commencing on February 15, 2000; (c) $400,000 on July 15, 2000; and (d) $100,000 on January 15, 2001. The above payment obligations shall replace any and all payment obligations that the Defendants may have toward the Plaintiffs, ET Partnership, and/or entities wholly owned or controlled by the Plaintiffs and/or ET Partnership, including all payment obligations that the Defendants had under the Note.

     3. Failure to Make Timely Payments. In the event that VSC fails to make any payment in accordance with the schedule set forth in Section-2, the Plaintiffs shall notify VSC, in writing, of such failure. Upon receipt of such notice, VSC shall have thirty (30) days to cure such failure (the "Cure Period"). If such payment is not received within the Cure Period, the Plaintiffs shall notify VSC, in writing, that all of the payments scheduled under Section 2 shall become immediately due and payable unless such payment is received within five (5) business days of VSC's receipt of such notice. If VSC fails to make payment within such period, the entire amount set forth in Section 2 (minus all prior payments) shall become immediately due and payable. In no event shall VSC be permitted to "cure" more than four (4) times in total or more than two (2) times in any calendar year. In the event that (i) the Plaintiffs have previously initiated the Cure Period in accordance with this Section 3 on four (4) prior occasions or two (2) prior occasions during a calendar year and (ii) VSC fails to make a timely payment for a fifth time or a third time during such calendar year, as the case may be, the entire amount set forth in Section 2 (minus all prior payments) shall become immediately due and payable.

     4. Inventions; Confidential Information; Non-Competition. Notwithstanding any of the terms of this Agreement all obligations set forth in the Inventions, Confidential Information, Non-Competition, and Breach of Provisions clauses (paragraphs 7.1 - 7.4) of each of the Plaintiff's Employment Agreements shall be extended and shall remain in effect through December 31, 2001 and shall apply in the greater metropolitan areas of the cities of New York, Miami and Los Angeles.

     5. Subordination.

     5.1 Subordination to Senior Indebtedness. VSC's payment of the payments set forth in Section 2 of this Agreement are expressly subordinated to the payment in full of all amounts payable on, under or in connection with Senior Indebtedness (as hereinafter defined) to the extent set forth in this Section 5. The term "Senior Indebtedness" shall mean all present and future Indebtedness (as hereinafter defined) of VSC and its subsidiaries that is not by its terms expressly subordinated to this Agreement. The term "Indebtedness" means any item which could be classified as debt on VSC's consolidated financial statements prepared in accordance with GAAP, including, without limitation, (i) the principal of or premium (if any) in respect of all indebtedness for money borrowed and indebtedness evidenced by securities, debentures, bond or other similar instruments (including purchase money obligations) for payment; (ii) all capital lease obligations; (iii) all obligations issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement; (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of third parties of the types referred to in clauses (i) through (iv) above and all dividends of third parties for the payment of which, in either case, VSC or its subsidiaries in the regular course of its business became responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of third parties secured by any lien on any property or asset of VSC or its subsidiaries. Notwithstanding anything contained herein to the contrary, the term "Indebtedness" does not include trade accounts payable.

     5.2 Priority of Senior Indebtedness of Default. No payment with respect to this Agreement shall be made by VSC or received by the Plaintiffs if: (a) there is outstanding at the time such payment is to be made any Senior Indebtedness; and (b) there exists at such time, or immediately after giving effect to such payment there would exist, any default in the payment of principal of, or any premium or interest on, any Senior Indebtedness or any other event of default under the terms of any Senior Indebtedness then outstanding, which default has not been waived or cured prior thereto; provided, however, that VSC shall resume making payments with respect to this Agreement, which shall include any and all past due payments not made because of this Section 5.2 or otherwise as well as all payments that become due and payable during the interim period, on the first anniversary of the date that notice of such default with respect to Senior Indebtedness is first received by VSC if (i) the default is not the subject of judicial proceedings and (ii) the maturity of the Senior Indebtedness for which the default relates has not been accelerated. In the event VSC fails to make a payment(s) to the Plaintiffs, or intends not to make a payment(s) to the Plaintiffs, because of the provisions of this Section 5.2, VSC shall: (x) promptly notify the Plaintiffs in writing that it has failed to make such payment(s) or of its intention not to make such payment(s), as the case may be, and (y) upon demand by the Plaintiffs, promptly provide the Plaintiffs with publicly available information or non-public information permissible for disclosure under the laws, rules, and regulations governing the release of information by public companies that the Plaintiffs reasonably deem necessary for purposes of establishing that the conditions of subsections (a) and (b), set forth in this Section 5.2, have been satisfied.

     5.3 Priority of Senior Indebtedness on Liquidation. Upon any payment or distribution of assets of VSC of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of VSC, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due in respect of any and all Senior Indebtedness shall first be paid in full and payment or distribution of assets of VSC of any kind or character, whether in cash, property or securities, to which the Holder would be entitled shall be paid to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holders of Senior Indebtedness or on such other basis as the holders of Senior Indebtedness or a court of competent jurisdiction shall direct) to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or from the holders of Senior Indebtedness, before any payment or distribution is made to the Plaintiffs.

     5.4 Duties of the Plaintiffs to Holders of Senior Indebtedness. In the event that any payment or distribution of assets of VSC of any kind or character, whether in cash, property or securities, shall be received by the Plaintiffs, in violation of Section 5.2 or Section 5.3, such payment or distribution shall be (and shall be deemed to be) held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid (pro rata to each holder on the basis of the amount of Senior Indebtedness held by such holder or on such other basis as the holders of Senior Indebtedness or a court of competent jurisdiction shall direct) to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     5.5  Enforcement  by  Holders of Senior  Indebtedness.  The  provisions  of
Sections 5.2, 5.3 and 5.4 shall be for the benefit of the holders of Senior Indebtedness and may be enforced directly by such holders against the Plaintiffs without the necessity of joining VSC as a party.

     5.6 Subrogation. After all Senior Indebtedness is paid in full, or a sum of money sufficient for the payment thereof shall have been set aside for payment, and until the payments set forth in Section 2 of this Agreement, the Plaintiffs shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of VSC applicable to the Senior Indebtedness to the extent that payments or distributions otherwise payable to the Plaintiffs have been applied to the payment of Senior Indebtedness.

     5.7 Subordination  Unimpaired. It is understood that the provisions of this
Section 5 are intended solely for the purpose of defining the relative rights of the Plaintiffs on the one hand and the rights of holders of Senior Indebtedness on the other, and nothing contained herein, including, without limitation, any act or failure to act by VSC or the failure of VSC to comply with the terms of this Agreement, is intended to or shall impair the right of any holder of Senior Indebtedness to enforce the subordination of the obligations under this Agreement.

     6. No Further Consideration. Each Plaintiff acknowledges that he or she is not entitled to and agrees that he or she will not seek any further consideration, including compensation, commissions, vacation pay or any other payment or benefit, from the Defendants, except as provided herein.

     7. Release. Each Plaintiff hereby irrevocably and unconditionally releases and discharges the Defendants, BPET Partnership and any other entities formed by the merger between Big Picture Editorial, Inc. and Even Time Limited, their predecessors, successors and assigns, parents, affiliated entities, officers, directors, employees, representatives, attorneys, and all persons acting by, through, under or in concert with any of them (collectively, the "Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs) of any nature whatsoever, known or unknown, which each of the Plaintiffs have, ever have had, or ever in the future may have that are based on acts or omissions occurring from the beginning of the world up to and including the date this Agreement is fully executed, including but not limited to any claims arising out of each of the Plaintiffs' employment or the termination of that employment with Cabana based upon any theory of tort, contract or other law, including discrimination based on race, sex, age, religion, national origin, sexual orientation, disability or marital status under the Age Discrimination in Employment Act, the Family and Medical Leave Act of 1993, Title VII of the Civil Rights Act, as amended, the Americans with Disabilities Act, the Employee Retirement Income Security Act, the New York Wage Payment Laws, the New York State Human Rights Law, the New York State Labor Law, the New York City Human Rights Law, and other analogous federal, state and local laws.

     In exchange for the execution by the Plaintiffs of this Agreement, the Releasees hereby release the Plaintiffs from any and all claims, causes of action and demands of any kind whether known or unknown, which they have, ever have had, or ever in the future may have that are based on acts or omissions occurring from the beginning of the world up to and including the date this Agreement is fully executed.

     8. Indemnification. Notwithstanding any of the terms of this Agreement, the Plaintiffs agree to indemnify and hold the Defendants, BPET Partnership and any other entities formed by the merger between Big Picture Editorial, Inc. and Even Time Limited, their successors and assigns, parents, affiliated entities, officers, directors, employees, representatives, attorneys, and all persons acting by, through, under or in concert with any of them (the "Indemnified Parties") harmless from and against any claims, causes of action or damages including without limitation losses, costs, including attorneys' fees, liabilities and interest arising out of or relating to any alleged agreement between or among either Plaintiff (or any entity that Plaintiffs acted on behalf of, or purportedly acted on behalf of, in entering such alleged agreement(s)) and Francis Zuccarello, Jon Levy, Enrico Madonna, Bob Meetsma, Claudia Reda-Walker, Ross Axiotis, Renata Leone and/or Joe Defillips.

     9. Conditions of Indemnification. The obligations and liabilities of the Plaintiffs under Section 8 hereof with respect to claims relating to third parties shall be subject to the following terms and conditions:

     (a) The Indemnified  Parties will give the Plaintiffs  prompt notice of any
such  claims,   and  the   Plaintiffs   will  assume  the  defense   thereof  by
representatives chosen by them in consultation with the Indemnified Parties.

     (b) The Plaintiffs shall not, without the written consent of the Indemnified Parties, settle or compromise any claim or consent to the entry of any judgment that (i) does not include as an unconditional term thereof the giving by the claimant to the Indemnified Parties a release from all liability in respect of such claim or (ii) obligates the Indemnified Parties in any manner.

     (c) If the Plaintiffs, within a reasonable time after notice of any such claim, fail to defend or, during such defense, the Indemnified Parties decide, in good faith, that the Plaintiffs are not adequately defending such claims, after notice to the Plaintiffs with a reasonable opportunity for the Plaintiffs to cure any alleged inadequacy in the defense, the Indemnified Parties shall have the right to undertake the defense, compromise or settle such claims at the risk, cost and expense of the Plaintiffs.

     (d) If a claim(s) is brought by any or all of the eight individuals listed in Section 8 above and/or their representatives that may materially and adversely effect the Indemnified Parties other than as a result of money damages or other money payments, the Indemnified Parties shall have the right, after consultation with the Plaintiffs, to defend, at the reasonable cost and expense of the Plaintiffs, and to compromise or settle such claims with the consent of the Plaintiffs, which consent shall not be unreasonably withheld.

     (e) The Plaintiffs, on the one hand, and the Indemnified Parties, on the other hand, agree to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any claim, action, suit or proceeding brought by any third party. Where counsel has been selected by the Plaintiffs, the Indemnified Parties shall be entitled to rely upon the advice of such counsel in the conduct of the defense.

     10. Dismissal of the Action. Upon the execution of this Agreement, the parties shall execute and file a stipulation of voluntary dismissal of the Action, with prejudice.

     11. No Waiver. Nothing in this Agreement shall be deemed to waive any future claims of the parties to this Agreement in the event any of them breaches any of the terms of this Agreement or engages in other wrongdoing.

     12. Representations of the Plaintiffs. The Plaintiffs represent and warrant that:
     (a) they are the sole partners of ET partnership and

     (b) neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in the breach of, any agreement, relationship or understanding that the Plaintiffs and/or ET Partnership may have with any third-party.

     13. Company Property. Each Plaintiff acknowledges that he or she has delivered to Cabana all keys, passes, computer disks, computer equipment, computer passwords or codes, programs and instruction booklets, proprietary materials, files and other property in his or her possession or control belonging to Cabana.

     14. Non-Disclosure. Each Plaintiff agrees that he or she will not divulge the existence of or any term of this Agreement except to members of his or her immediate family and attorney (and then only upon that person's agreement not to divulge the existence or terms of this Agreement to anyone). The Defendants agree not to divulge the existence of or any term of this Agreement except to its or their attorneys, accountants, employees who for business reasons need to be aware of the terms hereof, or regulatory, governmental or quasi-governmental agencies, including disclosures required under the securities laws. The parties agree that disclosure of this Agreement may be necessary in order to enforce it or any of its terms.

     15. No Disparagement. Each of the parties hereto agrees that he, she, or it will not make any statement, disparaging or otherwise, to any individual regarding the business, clients or financial condition of any other party, without the prior written consent of that party. Each party acknowledges that his, her or its failure to abide by the terms of this paragraph shall constitute a material breach of this Agreement.

     16. No Admission. Nothing contained in this Agreement nor the fact that the parties have signed this Agreement shall be considered an admission by any party hereto.

     17. Severability. If any of the provisions contained in this Agreement should be proven unlawful or unenforceable, that provision or provisions will be considered as never written, but that will not affect the validity of the remaining terms and conditions of this Agreement.

     18. No Oral Changes; Applicable Law. This Agreement constitutes the entire agreement between the parties. Any amendments to or changes in the obligations created by this Agreement shall not be effective unless reduced to writing and signed by each of the parties. This Agreement shall be construed under the internal laws of the State of New York, without regard for principles of conflicts of law, and any actions relating to this Agreement must be instituted in the State of New York.

     19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and to their respective heirs, personal representatives, successors and assigns.

     20. Knowing and Voluntary. Each Plaintiff warrants that he or she is fully competent to enter into this Agreement and acknowledges that he or she has been advised to consult with an attorney prior to signing this Agreement, that he or she has read and understands this Agreement, and that he or she has signed this Agreement freely and voluntarily.

     21.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which shall be one and the same document.

     PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. To signify their agreement to the terms of this Agreement, the parties have executed this Agreement on the dates set forth below.


/s/Barbara D'Ambrogio                 /s/David D'Ambrogio
-------------------------             -------------------------
Barbara D'Ambrogio                    David D'Ambrogio

Sworn to before me this               Sworn to before me this
15 day of February, 2000              15 day of February, 2000


/s/Yael Caucet                        /s/Yael Caucet
-------------------------             -------------------------
Notary Public                         Notary Public

Video Services Corporation            CABANA corp.

/s/Louis H. Siracusano                /s/Edward L. Shendell
-------------------------             -------------------------
By:                                   By:


Sworn to before me this               Sworn to before me this
15 day of February, 2000              15 day of February, 2000

/s/Geraldine Mondello                 /s/Geraldine Mondello
-------------------------             -------------------------
Notary Public                         Notary Public